UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1933

Date of Report (Date of earliest event reported): May 20, 2013

OWENS REALTY MORTGAGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-17248	46-0778087

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California	94595

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 935-3840

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As further described below, as part of a plan to reorganize the business operations of Owens Mortgage Investment Fund, a California Limited Partnership (the “Predecessor Registrant”) so that it can elect to qualify as a real estate investment trust (a “REIT”) for federal income tax purposes, the Predecessor Registrant merged with and into Owens Realty Mortgage, Inc., a Maryland corporation (the “Registrant”) on May 20, 2013 pursuant to an Agreement and Plan of Merger, dated as of January 23, 2013  (which is attached hereto as Exhibit 2.1), with the Registrant as the surviving corporation (the “REIT Conversion Merger”).  At the effective time of the REIT Conversion Merger, the Registrant commenced conducting all of the business conducted by the Predecessor Registrant immediately prior to the REIT Conversion Merger.

This current report on Form 8-K is being filed for the purpose of establishing the Registrant as the successor issuer to the Predecessor Registrant pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to timely disclose events required to be disclosed on Form 8-K with respect to the Predecessor Registrant and the Registrant.

Item 1.01 Entry into a Material Definitive Agreement

Management Agreement

In connection with the REIT Conversion Merger, on May 20, 2013, the Registrant entered into a management agreement (the “Management Agreement”) with Owens Financial Group, Inc. (“OFG”), the general partner of the Predecessor Registrant, pursuant to which OFG agreed to serve as manager of the Registrant. Bryan H. Draper and William C. Owens, each of whom serves as a director and officer of OFG and own equity in OFG, serve as officers and directors of the Registrant and own equity in the Registrant.

Under the Management Agreement, subject to the oversight of the Registrant’s board of directors and in accordance with the Registrant’s charter and bylaws, OFG will be responsible for the day-to-day operations of the Registrant and its subsidiaries and will perform such services and activities relating to the assets and operations of the Registrant and its subsidiaries as may be appropriate, including those expressly set forth in the Management Agreement, and will also perform, on behalf of the Registrant and its subsidiaries, portfolio management services with respect to their investments and monitoring services with respect to any loan servicing activities provided by third parties. OFG will provide the Registrant and its subsidiaries with a management team and other support personnel in order to provide the management services to the Registrant and its subsidiaries. None of the officers, employees or other personnel of OFG will be dedicated exclusively to the Registrant.

Under the Management Agreement, in exchange for its services as manager of the Registrant, OFG will be compensated as set forth in the Registrant’s charter, the relevant provisions of which may not be changed without the approval of the Registrant’s board of directors and the holders of a majority of the outstanding shares of stock of the Registrant.  OFG will be entitled to receive from the Registrant the following fees:

•
Management Fee. OFG will receive a management fee payable monthly, subject to a maximum fee of 2.75% per year of the average unpaid balance of the Registrant’s mortgage loans at the end of each month in the calendar year.

•
Loan Servicing Fee. OFG may act as servicing agent with respect to the Registrant’s mortgage loans, in consideration for which it will be entitled to receive from the Registrant a monthly fee, which, when added to all other fees paid in connection with the servicing of a particular loan, does not exceed the lesser of the customary, competitive fee in the community where the loan is placed for the provision of such mortgage services on that type of loan, or up to 0.25% per year of the unpaid balance of the Registrant’s mortgage loans at the end of each month.

OFG will be entitled to receive directly from borrowers the following fees:

•
Acquisition and Origination Fees. OFG or its affiliates will be entitled to receive and retain all fees and commissions paid or payable to it by any party other than the Registrant and any subsidiary in connection with the Registrant making or investing in mortgage loans.

•
Late Payment Charges. OFG will be entitled to receive and retain all additional charges paid by borrowers on delinquent loans and loans past maturity held by the Registrant, including additional interest and late payment fees.

The Management Agreement will continue in effect for the duration of the existence of the Registrant, unless earlier terminated by its terms.

Certain provisions of the Management Agreement, including OFG’s obligation to comply with the investment policies contained in the Registrant’s charter, the compensation to be paid by the Registrant to OFG for its management services, and the term of the Management Agreement, and the vote required to amend such provisions, may only be amended with the approval of holders of a majority of the outstanding shares of common stock of the Registrant entitled to vote on the matter.

The foregoing description of the Management Agreement does not purport to be complete and is qualified in its entirety by reference to the Management Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 20, 2013, as part of a plan to reorganize the business operations of the Predecessor Registrant in order to qualify it as a REIT for federal income tax purposes, the REIT Conversion Merger was consummated. The Registrant intends to elect to be taxed as a REIT under the U.S. Internal Revenue Code as soon as possible.

The REIT Conversion Merger was approved by the requisite vote of limited partners of the Predecessor Registrant at a special meeting held on April 16, 2013. As a result of the REIT Conversion Merger, the Registrant succeeded to all the business, assets, and liabilities of the Predecessor Registrant and owns all the assets previously held by, and carries on the business of, the Predecessor Registrant.

In the REIT Conversion Merger, limited partners of the Predecessor Registrant receive one share of common stock, par value $0.01 per share, of the Registrant, or Common Stock, for every 25 limited partner units of the Predecessor Registrant, or LP Units, that they own. The units of the Predecessor Registrant representing the general partner interest of OFG are treated as follows: (a) the 1,496,600 units representing the general partner interest that was an expense of the Predecessor Registrant are cancelled upon consummation of the REIT Conversion Merger; and (b) the approximate 1,378,256 units representing the general partner interest relating to cash contributions made by OFG to the capital of Predecessor Registrant (the “GP Contribution Units”) are converted into shares of Common Stock in the same manner LP Units are converted into shares of Common Stock.  These conversion formulas resulted in the Predecessor Registrant unitholders that had made cash contributions receiving their corresponding pro-rata portion of the issued and outstanding Common Stock following the REIT Conversion Merger. The 1,000 shares of Common Stock owned by William C. Owens, the sole stockholder of the Registrant prior to the REIT Conversion Merger, are cancelled in exchange for $1,000 in the REIT Conversion Merger, which is the same amount William C. Owens contributed to the Registrant to obtain the aforementioned 1,000 shares. No fractional shares of Common Stock are issued in connection with the REIT Conversion Merger; instead, cash adjustments will be paid in respect of any shares of Common Stock that would otherwise be issuable.

As stated above under “Item 1.01 Entry into a Material Definitive Agreement”, Bryan H. Draper and William C. Owens, each of whom serves as a director and officer of OFG and own equity in OFG, serve as officers and directors of the Registrant and own equity in the Registrant. OFG will serve as manager of the Registrant.

The shares of Common Stock issued pursuant to the REIT Conversion Merger were registered under the Securities Act of 1933, as amended, pursuant to the Registrant’s Registration Statement on Form S-4 (File No. 333-184392) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission (the “SEC”) on February 12, 2013. Pursuant to Rule 12g-3(a) under the Exchange Act, the Registrant is deemed to be the successor issuer to the Predecessor Registrant and the Registrant’s Common Stock is deemed registered under Section 12(g) of the Exchange Act. The Registrant intends to file a Form 8A to register the Common Stock under Section 12(b) of the Exchange Act, which will become effective upon receipt by the SEC of certification from the NYSE MKT, LLC.

Item 3.03 Material Modification to Rights of Security Holders

As described above, upon the consummation of the REIT Conversion Merger, the Registrant will succeed to the Predecessor Registrant and each 25 LP Units and GP Contribution Units will be automatically converted into one share of Common Stock. The form of stock certificate for the Common Stock is set forth in Exhibit 4.1 hereto. The Common Stock is subject to certain share ownership and transfer restrictions as discussed below.

At the effective time of the REIT Conversion Merger, the rights of the stockholders of the Registrant are governed by Maryland law, the Registrant’s charter (the “Charter”) and the Registrant’s Bylaws (the “Bylaws”). To satisfy requirements under the Internal Revenue Code of 1986, as amended, that are applicable to REITs in general and otherwise to address concerns relating to capital stock ownership, the Charter generally prohibits, among other prohibitions, any stockholder from owning more than 9.8%, in value or in number of shares, whichever is more restrictive, of the outstanding shares of Common Stock and 9.8% in value of the outstanding shares of all classes or series of the Registrant’s stock.

A description of the Common Stock, the Bylaws, the Charter and the rights of holders of the Common Stock are contained in the following sections of the Registrant Statement:  “Description of Owens Realty Mortgage, Inc. Common Stock”; “Certain Provisions of Maryland Law and of Our Charter and Bylaws”; and “Comparison of Rights of Limited Partners of OMIF and Stockholders of Owens Realty Mortgage, Inc.”, which are attached hereto as Exhibit 99.1and incorporated herein by reference. In addition, the foregoing is qualified in its entirety by reference to the Charter and the Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 20, 2013, in lieu of holding an annual meeting of the Registrant, the sole stockholder of the Registrant voted by written consent to approve the REIT Conversion Merger and to elect William C. Owens, Bryan H. Draper, M. Lyman Bates, Jr., Dennis G. Schmal and James M. Kessler (collectively, the “Directors”) as directors of the Registrant, to hold office until the next annual meeting of stockholders of the Registrant and until his successor is duly elected and qualifies.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Pursuant to Item 9.01(a) (4) of Form 8-K, the Registrant shall file any financial statements required by Item 9.01(a) by amendment not later than 71 calendar days after the date this Report on Form 8-K must be filed.

(b) Pro Forma Financial Information

Pursuant to Item 9.01(b) (2) of Form 8-K, the Registrant shall file any pro forma financial information required by Item 9.01(b) by amendment not later than 71 calendar days after the date this Report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated January 23, 2013, by and between Owens Realty Mortgage, Inc. and Owens Mortgage Investment Fund*
3.1	Charter of Owens Realty Mortgage, Inc. **

3.2	Bylaws of Owens Realty Mortgage, Inc.***

4.1	Form of Stock Certificate of Owens Realty Mortgage, Inc.****
10.1	Management Agreement +
99.1
Description of Owens Realty Mortgage, Inc. Common Stock, Certain Provisions of Maryland Law and of Owens Realty Mortgage Inc.’s Charter and Bylaws, and Comparison of Rights of Limited Partners of OMIF and Stockholders of Owens Realty Mortgage, Inc. +

*Incorporated by reference from Exhibit 2.1 to Amendment No. 2 to the Registrant’s Registration
Statement on Form S-4 (File No. 333-184392) filed with the Commission on January 25, 2013.
**Incorporated by reference from Exhibit 3.1 to Amendment No. 2 to the Registrant’s Registration
Statement on Form S-4 (File No. 333-184392) filed with the Commission on January 25, 2013.
***Incorporated by reference from Exhibit 3.2 to Amendment No. 2 to the Registrant’s Registration Statement on Form S-4 (File No. 333-184392) filed with the Commission on January 25, 2013.
**** Incorporated by reference from Exhibit 4.1 to Amendment No. 2 to the Registrant’s Registration Statement on Form S-4 (File No. 333-184392) filed with the Commission on January 25, 2013.
+ Filed Herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS REALTY MORTGAGE, INC.,
a Maryland corporation

Dated:           May 20, 2013                                                 By: /s/ William C. Owens
William C. Owens, President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated January 23, 2013, by and between Owens Realty Mortgage, Inc. and Owens Mortgage Investment Fund*
3.1	Charter of Owens Realty Mortgage, Inc. **

3.2	Bylaws of Owens Realty Mortgage, Inc.***

4.1	Form of Stock Certificate of Owens Realty Mortgage, Inc.****
10.1	Management Agreement +
99.1
Description of Owens Realty Mortgage, Inc. Common Stock, Certain Provisions of Maryland Law and of Owens Realty Mortgage Inc.’s Charter and Bylaws, and Comparison of Rights of Limited Partners of OMIF and Stockholders of Owens Realty Mortgage, Inc. +

*Incorporated by reference from Exhibit 2.1 to Amendment No. 2 to the Registrant’s Registration
Statement on Form S-4 (File No. 333-184392) filed with the Commission on January 25, 2013.
**Incorporated by reference from Exhibit 3.1 to Amendment No. 2 to the Registrant’s Registration
Statement on Form S-4 (File No. 333-184392) filed with the Commission on January 25, 2013.
***Incorporated by reference from Exhibit 3.2 to Amendment No. 2 to the Registrant’s Registration Statement on Form S-4 (File No. 333-184392) filed with the Commission on January 25, 2013.
**** Incorporated by reference from Exhibit 4.1 to Amendment No. 2 to the Registrant’s Registration Statement on Form S-4 (File No. 333-184392) filed with the Commission on January 25, 2013.
+ Filed Herewith.